Supplement dated May 2, 2024
to the following initial summary prospectus(es):
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity New York dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At a meeting held on March 25-28, 2024, the Board of Trustees of the John Hancock Variable Insurance Trust approved the following with respect to the John Hancock Variable Insurance Trust – Emerging Markets Value Trust (the "Fund"), effective on or about May 29, 2024 (the "Effective Date"): (i) changes to the Fund’s sub-advisory arrangements such that Boston Partners Global Investors, Inc. will be the sole subadvisor to the Fund, (ii) a reduction in the Fund’s management fee schedule, and (iii) a change to the Fund’s name.
Accordingly, as of the Effective Date the initial summary prospectus is amended as follows:
1. The following underlying mutual fund is offered as an investment option under the contract. The name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
John Hancock Variable Insurance Trust - Emerging Markets Value Trust: Series NAV	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series NAV
2. Appendix: Underlying Mutual Funds Available Under the Contract is amended and restated as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Fee[1]	Current Expenses + Low Cost Fund Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Equity	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series NAV (formerly, John Hancock Variable Insurance Trust - Emerging Markets Value Trust: Series NAV) Investment Advisor: John Hancock Variable Trust Advisers LLC Sub-Advisor: Boston Partners Global Investors, Inc.	0.98%*	0.10%	1.08%	15.15%	5.42%	3.06%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Fee. The maximum Low Cost Fund Fee applicable for any Sub-Account is 0.70%.
ISP-0770